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                                                                       EXHIBIT 1


                             JOINT FILING AGREEMENT

         Pursuant to Rule 13d-1(k)(1)(iii) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned each agree that the Amendment No. 8 to the Statement on Schedule 13D to which this exhibit is attached is filed on behalf of each of them.

Dated:   July 31, 2003
                                          QUESTOR PARTNERS FUND II, L.P.
                                          a Delaware limited partnership

                                          By: Questor General Partner II, L.P.,
                                              its General Partner
                                          By: Questor Principals II, Inc.
                                              its General Partner

                                          By:    /s/ Robert D. Denious
                                              ---------------------------------
                                          Title: Managing Director



                                          QUESTOR SIDE-BY-SIDE PARTNERS II, L.P.
                                          a Delaware limited partnership

                                          By: Questor Principals II, Inc.
                                              its General Partner

                                          By:    /s/ Robert D. Denious
                                              ---------------------------------
                                          Title: Managing Director



                                          QUESTOR SIDE-BY-SIDE PARTNERS II
                                          3(C)(1), L.P.
                                          a Delaware limited partnership

                                          By: Questor Principals II, Inc.
                                              its General Partner

                                          By:    /s/ Robert D. Denious
                                              ---------------------------------
                                          Title: Managing Director